TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus

and to the Currently Effective Statement of Additional Information

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Transamerica BNY Mellon Market Neutral Strategy

The following information supplements and amends disclosure in the Prospectus and Statement of Additional Information:

With respect to Transamerica BNY Mellon Market Neutral Strategy, each section related to “Portfolio Manager(s)” is hereby revised to delete all references to Michael F. Dunn as a portfolio manager of the fund. Oliver E. Buckley and Langton C. (Tony) Garvin will be co-portfolio managers of the fund.

Investors Should Retain this Supplement for Future Reference

November 12, 2010